1 Fourth Quarter & Full Year 2016 Earnings Presentation March 3, 2017

2 IMPORTANT INFORMATION This information is current only as of its date and may have changed. We undertake no obligation to update this information in light of new information, future events or otherwise. This information contains certain forecasts and other forward looking information concerning our business, prospects, financial condition and results of operations, and we are not making any representation or warranty that this information is accurate or complete. See “Forward-Looking Information” below. BASIS OF PRESENTATION We are a direct wholly owned subsidiary of Aleris Corporation. Aleris Corporation currently conducts its business and operations through us and our consolidated subsidiaries. As used in this presentation, unless otherwise specified or the context otherwise requires, “Aleris,” “we,” “our,” “us,” “ and the “Company” refer to Aleris International, Inc. and its consolidated subsidiaries. Notwithstanding the foregoing, with respect to the historical financial information and other data presented in this presentation, unless otherwise specified or the context requires, “Aleris,” “we,” “our,” “us,” and the “Company’ refer to Aleris Corporation. We completed the sale of our recycling and specification alloys and extrusions businesses in the first quarter of 2015. We have reported these businesses as discontinued operations for all periods presented, and reclassified the results of operations of these businesses as discontinued operations. Except as otherwise indicated, the discussion of the Company’s business and financial information throughout this presentation refers to the Company’s continuing operations and the financial position and results of operations of its continuing operations. FORWARD-LOOKING INFORMATION Certain statements contained in this presentation are “forward-looking statements” within the meaning of the federal securities laws. Statements under headings with “Outlook” in the title and statements about our beliefs and expectations and statements containing the words “may,” “could,” “would,” “should,” “will,” “believe,” “expect,” “anticipate,” “plan,” “estimate,” “target,” “project,” “look forward to,” “intend” and similar expressions intended to connote future events and circumstances constitute forward-looking statements. Forward-looking statements include statements about, among other things, the pending acquisition of the Company by Zhongwang USA LLC (the “Merger”), future costs and prices of commodities, production volumes, industry trends, anticipated cost savings, anticipated benefits from new products, facilities, acquisitions or divestitures, projected results of operations, achievement of production efficiencies, capacity expansions, future prices and demand for our products and estimated cash flows and sufficiency of cash flows to fund capital expenditures. Forward-looking statements involve known and unknown risks and uncertainties, which could cause actual results to differ materially from those contained in or implied by any forward-looking statement. Some of the important factors that could cause actual results to differ materially from those expressed or implied by forward-looking statements include, but are not limited to, the following: (1) our ability to successfully implement our business strategy; (2) the success of past and future acquisitions and divestitures; (3) the cyclical nature of the aluminum industry, material adverse changes in the aluminum industry or our end-uses, such as global and regional supply and demand conditions for aluminum and aluminum products, and changes in our customers’ industries; (4) increases in the cost, or limited availability, of raw materials and energy; (5) our ability to enter into effective metal, energy and other commodity derivatives or arrangements with customers to manage effectively our exposure to commodity price fluctuations and changes in the pricing of metals, especially London Metal Exchange-based aluminum prices; (6) our ability to generate sufficient cash flows to fund our capital expenditure requirements and to meet our debt service obligations; (7) competitor pricing activity, competition of aluminum with alternative materials and the general impact of competition in the industry end-uses we serve; (8) our ability to retain the services of certain members of our management; (9) the loss of order volumes from any of our largest customers; (10) our ability to fulfill our substantial capital investment requirements; (11) our ability to retain customers, a substantial number of whom do not have long-term contractual arrangements with us; (12) risks of investing in and conducting operations on a global basis, including political, social, economic, currency and regulatory factors; (13) variability in general economic conditions on a global or regional basis; (14) current environmental liabilities and the cost of compliance with and liabilities under health and safety laws; (15) labor relations (i.e., disruptions, strikes or work stoppages) and labor costs; (16) our internal controls over financial reporting and our disclosure controls and procedures may not prevent all possible errors that could occur; (17) our levels of indebtedness and debt service obligations, including changes in our credit ratings, material increases in our cost of borrowing or the failure of financial institutions to fulfill their commitments to us under committed credit facilities; (18) our ability to access the credit or capital markets; (19) the possibility that we may incur additional indebtedness in the future; (20) limitations on operating our business as a result of covenant restrictions under our indebtedness, and our ability to pay amounts due under the Senior Notes; (21) risks related to the Merger (including the possibility that the merger may not be consummated or, that, if the Merger does close, our stockholders may not realize the anticipated benefits from the Merger) and (22) other factors discussed in our filings with the Securities and Exchange Commission, including the sections entitled “Risk Factors” contained therein. Investors, potential investors and other readers are urged to consider these factors carefully in evaluating the forward-looking statements and are cautioned not to place undue reliance on such forward-looking statements. We undertake no obligation to publicly update or revise any forward-looking statements, whether in response to new information, futures events or otherwise, except as otherwise required by law. NON-GAAP INFORMATION The non-GAAP financial measures contained in this presentation (including, without limitation, EBITDA, Adjusted EBITDA, commercial margin, and variations thereof) are not measures of financial performance calculated in accordance with U.S. GAAP and should not be considered as alternatives to net income and loss attributable to Aleris Corporation or any other performance measure derived in accordance with GAAP or as alternatives to cash flows from operating activities as a measure of our liquidity. Non-GAAP measures have limitations as analytical tools and should be considered in addition to, not in isolation or as a substitute for, or as superior to, our measures of financial performance prepared in accordance with GAAP. Management believes that certain non-GAAP financial measures may provide investors with additional meaningful comparisons between current results and results in prior periods. Management uses non-GAAP financial measures as performance metrics and believes these measures provide additional information commonly used by the holders of our senior debt securities and parties to the 2015 ABL Facility with respect to the ongoing performance of our underlying business activities, as well as our ability to meet our future debt service, capital expenditure and working capital needs. We calculate our non-GAAP financial measures by eliminating the impact of a number of items we do not consider indicative of our ongoing operating performance, and certain other items. You are encouraged to evaluate each adjustment and the reasons we consider it appropriate for supplemental analysis. See “Appendix.” INDUSTRY INFORMATION Information regarding market and industry statistics contained in this presentation is based on information from third party sources as well as estimates prepared by us using certain assumptions and our knowledge of these industries. Our estimates, in particular as they relate to our general expectations concerning the aluminum industry, involve risks and uncertainties and are subject to changes based on various factors, including those discussed under “Risk Factors” in our filings with the Securities and Exchange Commission. Forward-Looking and Other Information

3 Fourth Quarter & Full Year Overview 4Q & FY Adjusted EBITDA ($M)1 $43 $223 $205 $39 4Q16 4Q15 2015 2016 Adjusted EBITDA per ton ($/t)1 $208 $227 $271 $247 4Q16 4Q15 2015 2016  4Q16 Adjusted EBITDA of $43M; Full Year 2016 Adjusted EBITDA of $205M  Improved operating performance in 4Q16  Significant progress to strategically reposition Aleris into higher value products in 2016 – Asia Pacific continuing to benefit from growing aerospace volumes – Continued progress on North America ABS Project; on target for all key customer milestones – Continued strength in B&C; improving scrap environment – Signed multi-year Airbus agreement in 2016  Issued additional $250M of 9.5% Senior Secured Notes due 2021 in February in 2017  Acquisition by Zhongwang USA LLC targeting 1Q17 close Underlying fundamentals solid despite $22M of YoY currency and metal headwinds 1Excludes discontinued operations

Key Global End Uses

Aleris

		4Q YoY Growth	2016 YoY Growth	Aleris Volume Drivers
	Aerospace	(7%)	8%	▪ Backlogs remain healthy ▪ Weakness in Europe offset by growth in Asia Pacific
	Automotive	(3%)	7%	▪ EU Premium Auto builds up 1%[1] ▪ Continued benefits from lightweighting trends, stable global volumes
	Heat Exchanger	(14%)	(6%)	▪ Continued customer destocking across supply chain ▪ EU Auto builds up 1%[1]

[1] IHS Global Insights, January 2017, 4Q year-over-year growth

4

Key Regional End Uses

		4Q YoY Growth	2016 YoY Growth	Aleris Volume Drivers
	N.A. Building & Construction	19%	7%	▪ Healthy industry demand ▪ Return to growth in single family starts
	N.A. Distribution	(18%)	(9%)	▪ Planned operational upgrades at Lewisport limiting available mill time in 2016 ▪ Demand linked to GDP & Auto
	N.A. Truck Trailer	(10%)	(16%)	▪ Expected declines after record 2015 ▪ Demand linked to GDP
	EU Regional Commercial Plate & Sheet	2%	11%	▪ Regional demand returned to growth in 2016 ▪ YoY growth decelerated in 4Q

5

North America ABS Project Update

Aleris

ABS PROJECT CAPEX ($M)

2014	2015	2016
$13	$153	$185



First CALP Line



Wide Cold Mill

- Deployed approximately $350M as of year-end 2016 for North America ABS Project in Lewisport
- On target for all key milestones; CALP I successfully producing qualification coils
- New wide cold mill in place, in commissioning and running coils
- Ongoing investments to upgrade non-ABS facilities, including widening of hot mill in 2017, to capture additional opportunities

Project remains on target for 2017 ABS shipments

6

7 Adjusted EBITDA Bridge $43$39 0 10 20 30 40 50 4Q16 Currency/ Translation/ Other $3 Productivity $1 Base Inflation ($4) Commodity Inflation ($1) Metal Spreads $3 Price $2 Volume/Mix ($1) 4Q15 2016 vs. 2015 ($M) $205$223 0 50 100 150 200 250 2016 Currency/ Translation/ Other ($7) Productivity $9 Base Inflation ($15) Commodity Inflation $6 Metal Spreads ($17) Price $9 Volume/Mix ($3) 2015 4Q16 vs. 4Q1

8 North America  Higher B&C volumes partially offset by weaker distribution and truck trailer volumes  Improvement in metal spread environment from higher aluminum prices  Lewisport throughput impacted by planned outages related to the North America ABS Project Volume (kT) Segment Adjusted EBITDA ($M) 4Q16 Performance 4Q Adjusted EBITDA Bridge ($M) 493 486 108 110 4Q16 4Q15 2016 2015 (1%) 1% $109 $81 $12 $14 4Q16 4Q15 2016 2015 Adj. EBITDA / ton $221 $167 $110 $129 $12 $2 $2 $14 $18 $16 $14 $12 $10 $8 $6 $4 $2 $0 ($1) Metal Spreads $1 Price Volume/Mix 4Q15 4Q16 Productivity $0 Base Inflation ($2) Commodity Inflation

9 Improving metal spreads and scrap trends Metal Update $0.35 $0.30 $0.25 $0.20 $0.15 $1.10 $1.05 $1.00 $0.95 $0.90 $0.85 $0.80 $0.75 $0.70 Dec 2016 Sep 2016 Jun 2016 Mar 2016 Dec 2015 Sep 2015 Jun 2015 Mar 2015 Dec 2014 Feb 2017 1Platts, Aleris Management Analysis, February 2017 Weighted Painted Siding, Mixed Low Copper, Sheet Spread P1020 (left axis) North America Scrap Spreads1

10 Europe  Volumes lower primarily due to aerospace destocking and year-end HEX weakness  Lower natural gas costs partially offset inflation  Favorable results from annual physical inventory; Modest benefits from FX Volume (kT) Segment Adjusted EBITDA ($M) 4Q16 Performance 4Q Adjusted EBITDA Bridge ($M) $0 $0 $34 $3 $34 $0 $40 $35 $30 $25 $20 $15 $10 $5 4Q16 Currency/ Translation/ Other Productivity Base Inflation ($2) Commodity Inflation $1 Metal Spreads $2 Price Volume/Mix ($4) 4Q15 314 327 79 76 4% (4%) 4Q16 4Q15 2016 2015 $149 $151 $34 $34 4Q16 4Q15 2016 2015 Adj. EBITDA / ton $476 $463 $432 $453

11 Asia Pacific  Growth in aerospace volume offset by decrease in commercial plate volume  Favorable improvement in mix and production performance drove YoY Adjusted EBITDA growth  Step-change performance improvement reflected in Adjusted EBITDA / ton  Favorable results from annual physical inventory; Modest benefits from FX Volume (kT) Segment Adjusted EBITDA ($M) 4Q16 Performance 4Q Adjusted EBITDA Bridge ($M) $1.3 $1.3 $0.4 $4.2 $1.3 $0.1$0.0 $0.5 $1.5 $2.5 $3.5 $4.5 $4.0 $3.0 $2.0 $1.0 $0.0 Metal Spreads Price $0.0 Volume/Mix 4Q15 4Q16 Currency/ Translation/ Other Productivity Base Inflation ($0.2) Commodity Inflation 22 23 6 5 4% (9%) 4Q16 4Q15 2016 2015 $10 $4 $1 4Q16 4Q15 2016 2015 $0 Adj. EBITDA / ton NA $460 $224 $787

12 Cash Flow and LTM Working Capital Net Cash Flow ($M) 77 77 76 71 19% 21%21%21% 50 55 60 65 70 75 80 2016 2015 2014 2013 Total LTM Working Capital Days1,2 1Nichols sales and working capital included in 2013 & 2014; See Appendix for more detail 2Pro forma for divestitures of Global Recycling and Extrusions businesses 4Q15 4Q16 2016 Cash provided (used) by Operating Activities $48 ($35) $12 Capital Expenditures (139) (62) (358) Other (0) 5 4 Net Cash Before Financing ($90) ($92) ($343)

13 Additional 9.5% Senior Secured Notes support liquidity for growth objectives Capital & Liquidity Overview 12/31/2016 12/31/2016 PF2 Cash $56 $317 Availability under ABL Facility 121 121 Liquidity $176 $437 Capital Structure ($M) Liquidity Summary ($M) $91 $82 $96 $88 $74 $201 $276 $42 $20 $107 $225 2014 $121 $14 2013 $188 2012 $62 4Q16 2016 $358 $1 $8 2015 $298 $315 Other Growth Maintenance North America ABS Project & Other Upgrades Capital Expenditures Summary ($M)1 1Excludes discontinued operations CapEx of $75M, $50M, $43M, $15M in 2012-2015 2Pro Forma for issuance of additional 9.5% Senior Secured Notes in February 2017, net of estimated fees and expenses 3Amounts exclude applicable discounts 4Other excludes $45M of exchangeable notes 5Excludes Non-Recourse China Loan Facilities 6Secured debt includes outstanding ABL Facility balance and 2021 Secured Notes 12/31/2016 12/31/2016 PF2 Cash $56 $317 ABL 255 255 Notes3 990 1,240 Non-Recourse China Loan Facilities3 187 187 Other3,4 6 6 Net Debt $1,383 $1,372 Adjusted EBITDA $205 $205 Net Debt / Adj. EBITDA 6.7x 6.7x Net Recourse Debt5 / Adj. EBITDA 5.8x 5.8x Net Secured Debt6 / Adj. EBITDA 3.7x 3.6x

14  FY 2017 performance expected to be higher than 2016  1Q17 performance expected to be in line with or slightly above 1Q16  1Q17 lower overall volumes and a lower value-added mix – North America distribution volumes unfavorably impacted by ABS Project – Aerospace destocking; lower automotive volumes due to program timing – B&C demand trends continue  1Q17 favorable scrap spread trends as aluminum prices increase  Aleris Operating System expected to drive favorable productivity as operating performance improves 2017 Outlook

15 Appendix

16 4Q & FY Adjusted EBITDA Reconciliation ($M) 2016 2015 2016 2015 Adjusted EBITDA $42.8 $39.3 $205.1 $222.8 Unrealized (losses) gains on derivative financial instruments of continuing operations (4.7) (4.4) 19.0 (30.1) Restructuring charges 0.3 (1.6) (1.5) (10.3) Unallocated currency exchange gains (losses) on debt 0.3 (2.1) (0.6) 1.0 Stock-based compensation expense (1.8) (1.0) (7.0) (4.8) Start-up costs (15.5) (6.5) (46.0) (21.1) Favorable (unfavorable) metal price lag 3.8 1.2 3.2 (18.6) Loss on extinguishment of debt — — (12.6) (2.0) Other (1.5) (0.1) (4.5) (14.1) EBITDA 23.7 24.8 155.1 122.8 Interest expense, net (24.1) (19.4) (82.5) (94.1) (Provision for) benefit from income taxes (9.5) 6.8 (40.0) 22.7 Depreciation and amortization (26.0) (30.9) (104.9) (123.8) Income (loss) from discontinued operations, net of tax 1.3 6.1 (3.3) 121.1 Net (loss) income attributable to Aleris Corporation (34.6) (12.6) (75.6) 48.7 Net income from discontinued operations attributable to noncontrolling interest — — — 0.1 Net (loss) income ($34.6) ($12.6) ($75.6) $48.8 For the three months ended December 31, For the year ended December 31,

17 4Q & FY Adjusted EBITDA Reconciliation by Segment ($M) 1Amounts may not foot as they represent the calculated totals based on actual amounts and not the rounded amounts presented in this table 2016 2015 2016 2015 North America Segment income $16.3 $14.9 $86.1 $107.9 (Favorable) unfavorable metal price lag (2.2) (3.0) (4.7) 1.1 Segment Adjusted EBITDA1 $14.2 $11.9 $81.4 $109.1 Europe Segment income $35.6 $32.3 $149.4 $131.8 (Favorable) unfavorable metal price lag (1.2) 1.8 1.9 17.4 Segment Adjusted EBITDA1 $34.4 $34.1 $151.3 $149.3 Asia Pacific Segment income $4.6 $1.3 $10.8 — Favorable metal price lag (0.4) — (0.4) — Segment Adjusted EBITDA $4.2 $1.3 $10.4 — For the three months ended December 31, For the year ended December 31,

18 4Q & FY Adjusted EBITDA Per Ton Reconciliation ($M, except per ton measures, volume in thousands of tons) *Result is not meaningful 1See prior slides for a reconciliation to the applicable GAAP financial measures 2016 2015 2016 2015 Metric tons of finished product shipped: North America 109.5 108.5 486.3 492.8 Europe 75.9 78.9 326.7 313.6 Asia Pacific 5.3 5.8 22.6 21.8 Intra-entity shipments (1.7) (4.2) (6.1) (5.8) Total metric tons of finished product shipped 189.0 189.0 829.5 822.4 Segment Adjusted EBITDA:1 North America $14.2 $11.9 $81.4 $109.1 Europe $34.4 $34.1 $151.3 $149.3 Asia Pacific $4.2 $1.3 $10.4 — Corporate ($10.0) ($8.0) ($38.0) ($35.6) Total Adjusted EBITDA $42.8 $39.3 $205.1 $222.8 Segment Adjusted EBITDA per metric ton: North America $128.7 $110.1 $167.2 $221.3 Europe $453.0 $432.3 $463.0 $476.0 Asia Pacific $787.1 $224.1 $459.6 * Aleris Corporation $226.5 $208.1 $247.2 $270.9 For the three months ended December 31, For the year ended December 31,

19 Robust risk management discipline minimizes commodity price exposure Metal Hedging Practices  Pass through pricing and tolling  Minimize inventory levels  Sell 100% of open inventory forward  LME and regional premium volatility (inventory exposure) Risk Impact Mitigation Strategy  Lowers margin volatility  Minimizes earnings impact  Risk limited to turn of inventory (“metal lag”)  Match sales with physical purchases or LME forwards  Attempt to minimize LT fixed price sales  Forward price sales  Locks in rolling margin  Reduces multiyear dated derivatives Adjusted EBITDA vs. Metal price lag Adj. EBITDA including metal lag $61 $39 $64 $40 $48 $62 $53 $47 (–) Income / (expense) from metal price lag 6 (22) (4) 1 4 (3) (1) 4 Adj. EBITDA as reported $55 $60 $68 $39 $45 $65 $53 $43 1Q 2015 2Q 2015 3Q 2015 4Q 2015 1Q 2016 2Q 2016 3Q 2016 4Q 2016 Metal price lag impact on gross profit ($6) ($16) ($24) $0 $11 $6 $8 $8 (+) Realized (losses) / gains on metal derivatives 12 (6) 20 1 (7) (9) (9) (5) Favorable / (unfavorable) metal price lag net of realized derivative gains / losses $6 ($22) ($4) $1 $4 ($3) ($1) $4

20 Working Capital Excluding Nichols 84 78 21% 23% 50 55 60 65 70 75 80 85 90 2013 2014 Total Working Capital Days1 1Excludes management estimates of Nichols working capital and sales prior to acquisition